SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                                May 8, 2000
                            --------------------
                     (Date of earliest event reported)


                               Media 100 Inc.
                       ------------------------------
           (Exact name of Registrant as specified in its charter)


 Delaware                     0-14779                      94-3207296
--------------          --------------------              ------------
(State of              (Commission File No.)             (IRS Employer
Incorporation)                                           Identification No.)


             290 Donald Lynch Blvd., Marlborough, MA 01752-4748
         ----------------------------------------------------------
        (Address of principal executive offices, including zip code)


                               (508) 460-1600
                     ----------------------------------
            (Registrant's telephone number, including area code)


                               Not Applicable
      ----------------------------------------------------------------
       (Former name or former address, if changed since last report)







Item 2.        Acquisition or Disposition of Assets.

(a) Acquisition of Digital Origin, Inc. Pursuant to the terms of the Agreement and Plan of Merger, dated as of December 28, 1999 (the "Merger Agreement"), by and among Media 100 Inc., a Delaware corporation ("Media 100"), Derringer Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Media 100 ("Sub") and Digital Origin, Inc., a California corporation ("Digital Origin"), on May 8, 2000, Sub merged with and into Digital Origin (the "Merger"), with Digital Origin surviving the Merger as a wholly owned subsidiary of Media 100. At the effective time of the Merger (the "Effective Time"), the separate existence of Sub ceased, and Digital Origin became a wholly-owned subsidiary of Media 100. At the Effective Time, each share of common stock, no par value, of Digital Origin ("Digital Origin Common Stock") outstanding immediately prior thereto was converted into the right to receive .5347 of a share of common stock, par value $.01 per share, of Media 100 ("Media 100 Common Stock"). In the Merger, each option to purchase Digital Origin Common Stock (each, a "Digital Origin Option") outstanding immediately prior to the Effective Time was assumed by Media 100 and converted into an option to purchase
 .5347 of a share of Media 100 Common Stock (each, a "Media 100 Option"). Media 100 expects to issue approximately 3,725,483 shares of Media 100 Common Stock in connection with the Merger, including shares issuable pursuant to Digital Origin Options which are being converted into Media 100 Options. Copies of Media 100's press release announcing the execution of the Merger Agreement and the completion of the acquisition are included as Exhibits 99.1 and 99.2, respectively. Such documents are incorporated by reference into this Item 2 and the foregoing description of such documents is qualified in its entirety by reference to such Exhibits.

        The foregoing description of the terms and provisions of the Merger Agreement, as amended, is qualified in its entirety by reference to the Merger Agreement, as amended, together with the respective exhibits thereto, and is hereby incorporated by reference herein.


Item 7.        Financial Statement, Pro Forma Financial Information and
               Exhibits.


(a) Financial Statements of Business Acquired. The information required by
Item 7(a) of this form has been previously reported, within the meaning of Rule 12b-2 of the Securities Exchange Act of 1934, in the Company's Registration Statement on Form S-4 declared effective by the Securities and Exchange Commission on April 4, 2000. Accordingly, pursuant to General Instruction B.3 of Form 8- K, the financial information is not filed herewith.

(b) Pro Forma Financial Information. To be filed by amendment to this Form 8-K within 60 days after the date that this initial report on Form 8-K must be filed.

(c) Exhibits.

Exhibit No.                       Description
-----------                       -----------

        2.1 Agreement and Plan of Merger, dated as of December 28, 1999, by and among Media 100 Inc., Derringer Acquisition Corp. and Digital Origin, Inc. incorporated by reference to Appendix A of Media 100 Inc.'s registration statement on Form S-4/A, filed with the Securities and Exchange Commission on April 4, 2000.

        99.1          Form of Press Release issued by Media 100 dated
                      December 28, 1999.

        99.2          Form of Press Release issued by Media 100 dated May
                      8, 2000.



                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MEDIA 100 INC.



                                    By: /s/ Steven D. Shea
                                        -------------------------
                                        Steven D. Shea
                                        Vice President, Finance


Date:  May 23, 2000



                               Exhibit Index


Exhibit
No.                   Description
-------               -----------

        2.1 Agreement and Plan of Merger, dated as of December 28, 1999, by and among Media 100 Inc., Derringer Acquisition Corp. and Digital Origin, Inc. incorporated by reference to Appendix A of Media 100 Inc.'s registration statement on Form S-4/A, filed with the Securities and Exchange Commission on April 4, 2000.

        99.1          Form of Press Release issued by Media 100 dated
                      December 28, 1999.

        99.2          Form of Press Release issued by Media 100 dated
                      May 8, 2000.